Farm Bureau Life Variable Account

Nonparticipating Flexible Premium Variable Life Insurance Policy

Farm Bureau Variable Universal Life 02-07 Product

Issued By

Farm Bureau Life Insurance Company

Updating Summary Prospectus

May 1, 2021

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at www.fbfs.com/variable-product-documents. You can also obtain this information at no cost by calling toll free 1-800-247-4170 or by sending an email request to LifePolicyService@fbfs.com.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Investment Options (“Reports”) unless you specifically request paper copies from us. Instead, Reports will be available via website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-800-247-4170. Your election to receive the Reports in paper will apply to all Investment Options available with your Policy.

If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-800-247-4170.

Table of Contents

Glossary
Updated Information About Your Policy
Important Information You Should Consider About The Policy
Appendix: Investment Options Available Under the Policy

GLOSSARY

The following terms appear in this updating summary prospectus, and are defined below:

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Fund or Portfolio: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period (in some states 31 days) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company’s principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day.

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge.

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Policy: The nonparticipating flexible premium variable life insurance policy we offer and describe in this summary prospectus and in the full (statutory) prospectus, which term includes the Policy, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

UPDATED INFORMATION ABOUT YOUR POLICY

The information in this section of the Updating Summary Prospectus is a summary of certain Policy features that have changed since the prospectus dated May 1, 2020.  This may not reflect all of the changes that have occurred since you purchased your Policy.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES		Location in Prospectus
Charges for early Withdrawals

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh Policy Year and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The maximum Surrender Charge for any Policy is $34.49 or 3.45% per $1,000 of Specified Amount.

For example, if you surrender your Policy in the first Policy Year, where the Specified Amount is $100,000, you could be assessed a surrender charge of up to $3449.

Charges and Deductions – Surrender Charge
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions. These charges include a premium expense charge, transfer charge and illustrative report fee.	Charges and Deductions
Ongoing Fees and Expenses (annual charges)

In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses typically are set based on characteristics of the Insured under the Policy (e.g., age, sex, and underwriting class). You should view the specifications page of your Policy for rates applicable to your Policy.

Certain ongoing fees and expenses are charged monthly or daily. These fees include the cost of

Charges and Deductions

insurance under the Policy, the monthly Policy expense charge, the first-year monthly per $1000 charge, the first-year monthly Policy expense charge, and charges for optional riders.

Policyowners will also bear expenses associated with the Investment Options available under the Policy, as shown in the following table:

Annual Fee
Investment Option Fees and Expenses*	MIN.0.10%	MAX.1.49%

*As a percentage of Investment Option assets.

RISKS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Principal Risks
Not a Short-Term Investment

This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.

•             We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount.

•             During the first 12 Policy Months, we deduct the first-year monthly per $1000 charge and the first-year monthly Policy expense charge.

•             The foregoing charges will reduce the value of your Policy.

•             Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks Charges and Deductions
Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor investment performance, and can vary depending on the performance of the Investment Options.

Each Investment Option (including the Declared Interest Option) has its own unique risks.  You should review these Investment Options before making an investment decision.

Principal Risks Farm Bureau Life Insurance Company and the Variable Account
Insurance Company Risks	An investment in the Policy is subject to the risks related to Farm Bureau Life Insurance Company, including that any obligations (including under	Farm Bureau Life Insurance Company

the Declared Interest Option), guarantees, or benefits of the Policy are subject to the claims-paying ability of the Company.  More information about the Company, including its financial strength ratings, is available by calling toll-free at 1-800-247-4170 or writing to: Farm Bureau Life, 5400 University Avenue, West Des Moines, Iowa 50266.

and the Variable Account
Policy Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you’ve taken a loan on your Policy), or Net Surrender Value after the first three Policy Years, is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment.  If your Policy lapses, no death benefit will be payable under the Policy.

Whether a Policy lapses depends on the level of Accumulated Value (and Net Surrender Value).  Each, in turn, is affected by the amount of premiums you paid and on the investment performance of the Investment Options and the Declared Interest Option.  Poor investment performance and payment of insufficient premiums increases the risk of Policy lapse.

Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium.  Among the items you must submit in your reinstatement application is (a) a premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months and (b) an amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

Policy Lapse and Reinstatement

RESTRICTIONS
Investments

Currently, the first twelve transfers in a Policy Year may be effected without a transfer charge. The Company assesses a $10 charge for the thirteenth and each subsequent transfer in a Policy Year.

Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase.

Charges and Deductions — Transfer Charge Farm Bureau Life Insurance Company and the Variable Account — Addition, Deletion, or Substitution of Investments
Optional Benefits

We offer several optional riders under the Policy.  The insurance features added through these riders include, among other things accelerated payment of the death benefit, prevention of Policy lapse, and convertible term insurance.

Overview of the Policy Fee Tables Other Benefits Available Under The Policy

TAXES
Tax Implications

You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Federal Tax Matters

CONFLICTS OF INTEREST
Investment Professional Compensation

We have discontinued new sales of the Policies to the public.  We summarize below the kinds of compensation paid in connection with past sales of the Policy and on an ongoing basis.

Investment professionals receive compensation for selling the Policy to investors (e.g., in the form of cash commission payments).  In addition to commissions and other forms of cash

Distribution of the Policies

CONFLICTS OF INTEREST

compensation, certain investment professionals also may receive non-cash compensation.  Non-cash compensation can entail payment for conferences, seminars, meals, sporting events, theater performances, travel, lodging and/or entertainment as well as prizes and awards.  Finally, investment professionals may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

These investment professionals thus have a financial incentive to offer or recommend the Policy over another investment.

Exchanges

In general you should be aware that some investment professionals may have a financial incentive to offer you a new policy in place of the Policy you already own.  Thus, in general, you should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the Policy.

The Policy

Appendix: Investment Options Available Under the Policy

The following is a list of Investment Options available under the Policy.  More information about the Investment Options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling 1-800-247-4170 or by sending an email request to LifePolicyService@fbfs.com.

The current expenses and performance information below reflects fees and expenses of the Investment Options, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Option’s past performance is not necessarily an indication of future performance. Updated performance information is available at no cost by visiting the website or calling the telephone phone number above.

	Investment Option and Adviser/	Current		Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses		1 Year	5 Year	10 Year
Capital growth	AMERICAN CENTURY INVESTMENTS VP Capital Appreciation Fund American Century Investment Management, Inc. (Adviser)	0.93	%*	42.46%	18.12%	13.66%
Long-term total return	AMERICAN CENTURY INVESTMENTS VP Inflation Protection Bond Fund American Century Investment Management, Inc. (Adviser)	0.47%		9.81%	4.90%	3.59%
Long-term capital growth and income as a secondary goal	AMERICAN CENTURY INVESTMENTS VP Mid Cap Value Fund American Century Investment Management, Inc. (Adviser)	0.85	%*	1.21%	9.34%	10.42%
Long-term capital growth	AMERICAN CENTURY INVESTMENTS VP Ultra® Fund American Century Investment Management, Inc. (Adviser)	0.80	%*	49.85%	22.89%	17.86%
Long-term capital growth and income as a secondary goal	AMERICAN CENTURY INVESTMENTS VP Value Fund American Century Investment Management, Inc. (Adviser)	0.73	%*	0.98%	8.82%	9.72%

	Investment Option and Adviser/	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses	1 Year	5 Year	10 Year
Long term capital appreciation	BNY MELLON BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Class The BNY Mellon Investment Adviser, Inc. (Adviser)	0.93%	23.86%	14.92%	12.68%
Long term capital growth consistent with preservation of capital	BNY MELLON BNY Mellon Variable Investment Fund: Appreciation Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Fayez Sarofim and Co. (Subadviser)	0.81%	23.69%	16.59%	12.72%
Long-term capital growth, current income and growth of income, consistent with reasonable investment risk	BNY MELLON BNY Mellon Variable Investment Fund: Growth & Income Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser)	0.82%*	24.63%	15.11%	13.50%
Capital growth	BNY MELLON BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser)	0.85%	19.89%	11.52%	10.21%
Investment results that correspond to investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index	CALVERT VARIABLE PRODUCTS Calvert VP NASDAQ-100 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.48%*	48.22%	23.61%	19.93%

	Investment Option and Adviser/	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses	1 Year	5 Year	10 Year
Investment results that correspond to investment performance of U.S. common stocks, as represented by the Russell 2000® Index	CALVERT VARIABLE PRODUCTS Calvert VP Russell 2000® Small Cap Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.39%*	19.64%	12.92%	10.63%
Investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index	CALVERT VARIABLE PRODUCTS Calvert VP S&P MidCap 400 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.33%*	13.31%	11.99%	11.05%
Seeks to maintain a stable net asset value (NAV) of $1.00 per share	FEDERATED HERMES INSURANCE SERIES Federated Hermes Government Money Fund II—Service Shares Federated Hermes Investment Management (Adviser)	0.63%	0.20%	0.68%	0.34%
High current income and moderate capital appreciation	FEDERATED HERMES INSURANCE SERIES Federated Hermes Managed Volatility Fund II—Primary Shares Federated Hermes Equity Management Company of Pennsylvania (Adviser)	0.96%	0.93%	7.15%	6.99%
Current income	FEDERATED HERMES INSURANCE SERIES Federated Hermes Quality Bond Fund II—Primary Shares Federated Hermes Investment Management Company (Adviser)	0.74%	8.12%	4.91%	4.08%

	Investment Option and Adviser/	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses	1 Year	5 Year	10 Year
Long-term capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Contrafund® Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.61%	30.57%	16.19%	13.52%
Capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.62%	43.89%	21.32%	17.25%
High total return through combination of current income and capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth & Income Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.54%	7.85%	11.62%	11.66%

	Investment Option and Adviser/	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses	1 Year	5 Year	10 Year
High level of current income, while also considering growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP High Income Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.92%	2.42%	6.70%	5.30%
Investment results that correspond to the total return of common stocks publicly traded in United States, as represented by the S&P 500 Index	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Index 500 Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (Subadvisers)	0.10%	18.24%	15.09%	13.78%
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Mid Cap Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser)	0.87%	17.87%	10.79%	9.22%
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Overseas Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc., FMR Investment Management (UK) Limited, and other advisers (Subadvisers)	0.79%	15.61%	9.25%	6.82%

	Investment Option and Adviser/	Current	Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses	1 Year	5 Year	10 Year
High total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Global Real Estate VIP Fund—Class 2 Franklin Templeton Institutional, LLC (Adviser)	1.25%*	-5.39%	3.69%	5.48%
Capital appreciation, with income as a secondary goal	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Mutual Shares VIP Fund—Class 2 Franklin Mutual Advisers, LLC (Adviser)	0.98%	-5.04%	5.88%	6.99%
Long-term total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small Cap Value VIP Fund—Class 2 Franklin Advisory Services, LLC (Adviser)	0.93%	5.19%	10.77%	9.20%
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small-Mid Cap Growth VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	1.10%*	55.09%	19.52%	14.04%
Income	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin U.S. Government Securities VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	0.78%	3.83%	2.26%	2.03%
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Templeton Growth VIP Fund—Class 2 Templeton Global Advisors Limited (Adviser)	1.16%	5.80%	6.15%	6.08%

	Investment Option and Adviser/	Current		Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses		1 Year	5 Year	10 Year
Capital appreciation with achieving current income by investing in equity securities as a secondary goal	J.P. MORGAN INSURANCE TRUST J.P. Morgan Insurance Trust Mid Cap Value Portfolio—Class 1 J.P. Morgan Investment Management Inc. (Adviser)	0.77%		0.37%	7.92%	10.31%
Capital growth over long term	J.P. MORGAN INSURANCE TRUST J.P. Morgan Insurance Trust Small Cap Core Portfolio—Class 1 J.P. Morgan Investment Management Inc. (Adviser)	0.84%		13.69%	11.56%	11.27%
Long-term growth of capital by investing primarily in common stocks of U.S. companies operating in sectors investment adviser believes will be fastest growing	T. ROWE PRICE EQUITY SERIES All-Cap Opportunities Portfolio** T. Rowe Price Associates, Inc. (Adviser)	0.80	%*	44.37%	21.83%	17.28%
High level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with strong track record of paying dividends or that are undervalued	T. ROWE PRICE EQUITY SERIES Equity Income Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.74	%*	1.18%	9.86%	9.22%
Long-term capital appreciation by investing earnings in common stocks of medium sized companies with potential for above-average earnings growth	T. ROWE PRICE EQUITY SERIES Mid-Cap Growth Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.84	%*	23.80%	16.12%	14.61%
Highest total return over time consistent with emphasis on both capital growth and income	T. ROWE PRICE EQUITY SERIES Moderate Allocation Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.85	%*	15.28%	11.02%	9.58%

	Investment Option and Adviser/	Current		Average Annual Total Returns (as of 12/31/20)
Investment Objective	Subadviser	Expenses		1 Year	5 Year	10 Year
Long-term growth of capital through investments primarily in common stocks of established non-U.S. companies	T. ROWE PRICE INTERNATIONAL SERIES International Stock Portfolio T. Rowe Price Associates, Inc. (Adviser) T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd (Subadvisers)	0.95	%*	14.45%	10.38%	6.56%

* These Investment Options and their investment advisers have entered into contractual fee waivers or reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2022.

**Formerly named the T. Rowe Price New America Growth Portfolio.

[BACK COVER PAGE]

Additional information about the Policy and the Variable Account can be found in the prospectus and Statement of Additional Information for the Policy, each of which is incorporated by reference into this Updating Summary Prospectus.  The prospectus and Statement of Additional Information are each dated May 1, 2021.

EDGAR contract identifier number:  C000023470